UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2004

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Mintflower Place
8 Par-La-Ville Road
Hamilton HM 08
Bermuda

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 296-5550

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-10.1: LETTER OF CREDIT REIMBURSEMENT

Item 1.01 Entry into a Material Definitive Agreement.

     Effective December 23, 2004, the Company’s principal operating subsidiary, Montpelier Reinsurance Ltd., entered into a $50 million Letter of Credit Reimbursement and Pledge Agreement with HSBC Bank USA, National Association. The agreement is a one year secured facility that allows Montpelier to issue up to $50 million in letters of credit. The agreement is attached as exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibit is furnished as part of this report:

     10.1 Letter of Credit Reimbursement and Pledge Agreement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.

(Registrant)

December 23, 2004	By:/s/	Neil McConachie

Date	Name:	Neil McConachie
	Title:	Treasurer and Chief Accounting Officer